Exhibit 10.1

CONSENT AGREEMENT

Consent Agreement, dated as of June 26, 2006 (this “Agreement”), by and among American Media Operations, Inc. (the “Company”) and each of the parties listed on the signature page hereto (each a “Bondholder”, and collectively, the “Bondholders”), relating to certain proposed amendments to the Indenture, dated as of February 14, 2002, as supplemented by the First Supplemental Indenture, dated as of December 30, 2002, the Second Supplemental Indenture, dated as of January 23, 2003, and the Third Supplemental Indenture, dated as of March 17, 2006 (as amended and supplemented, the “Indenture”), among the Company, the guarantors named therein (the “Note Guarantors”) and HSBC Bank USA, National Association (as successor in interest to JPMorgan Chase Bank, N.A.), a national banking association, as trustee (the “Trustee”).

WHEREAS, each Bondholder beneficially owns the aggregate principal amount of the Company’s 10 1/4% Series B Senior Subordinated Notes due 2009 (the “Notes”) set forth opposite its name on Annex A hereto (such Notes being collectively referred to herein as the “Subject Notes”);

WHEREAS, the Company has publicly announced that it needs to restate its financial statements (the “Restatement”) and, as a result, may be unable to timely satisfy its reporting obligations with respect to its quarterly report on Form 10-Q for the quarter ended December 31, 2005, its annual report on Form 10-K for the year ended March 31, 2006 and its quarterly report on Form 10-Q for the quarter ended June 30, 2006, in each case pursuant to Section 4.02 of the Indenture;

WHEREAS, Section 9.02 of the Indenture provides that the Company, the Note Guarantors and the Trustee may amend the Indenture or the Notes outstanding thereunder with the written consent of the Holders of at least a majority in principal amount of the Notes then outstanding;

WHEREAS, the Bondholders and the Company desire to enter into this Agreement to provide for, among other things, the consent of the Bondholders to the proposed amendments (the “Proposed Amendments”) to the Indenture, as set forth in the Fourth Supplemental Indenture attached hereto as Annex B (the “Supplemental Indenture”), among the Company, the Note Guarantors and the Trustee; and

WHEREAS, as a condition to the willingness of the Company to enter into the Supplemental Indenture, the Company has required that the Bondholders enter into this Agreement.

NOW, THEREFORE, to induce the Company to enter into, and in consideration of the Company’s entering into, the Supplemental Indenture and in consideration of the premises and the representations, warranties and agreements contained herein, the parties hereto agree as follows:

1. Covenants of the Company. The Company agrees as follows:

(a) Supplemental Indenture. On the Effectiveness Date (as defined below), the Company shall execute and deliver the Supplemental Indenture to the Trustee and shall use its reasonable best efforts to cause the Trustee to execute the Supplemental Indenture.

(b) Consent Fee. Within five (5) business days of the Effectiveness Date, the Company shall pay, in cash, to all Holders of the Notes an amount equal to $2.50 per $1,000 principal amount of Notes (the “Fee”) held by such Holder on June 20, 2006 (the “Record Date”). No accrued interest will be paid on the Fee.

(c) Form 8-K. The Company shall execute and file with the Securities and Exchange Commission (the “SEC”) a Form 8-K describing the transactions contemplated hereby, including as exhibits a copy of this Agreement (excluding all Annexes hereto) and the Supplemental Indenture, within one (1) business day of the Effectiveness Date.

2. Covenants of the Bondholders. Each Bondholder, severally and not jointly, agrees as follows:

(a) Consent of Subject Notes. Each Bondholder hereby (i) approves, ratifies, confirms and consents to, in all respects, the Proposed Amendments and (ii) directs the Trustee to execute and deliver the Supplemental Indenture. Such Bondholder shall not withdraw or revoke (or cause to be withdrawn or revoked) such approval, ratification, confirmation or consent or other approval in connection with the Proposed Amendments unless and until such consent is revoked in accordance with Section 5 hereof.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Bondholders as of the date hereof as follows:

(a) Due Organization. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) Due Authorization; Binding Agreement. The Company has full right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery by the Bondholders) constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(c) No Conflicts. None of the execution and delivery of this Agreement by the Company, the consummation of the transactions contemplated hereby and compliance with the terms hereof by the Company will conflict with, result in any breach or violation of, or default (or an event which, with notice or lapse of time, or both, would constitute a default) under the Company’s certificate of incorporation, bylaws or other governing instruments, any material contractual obligation to which the Company is a party or any

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provision of any law, order, rule or regulation applicable to the Company, except for any such conflicts, violations, defaults or other occurrences that would not have a material adverse effect on the condition (financial or otherwise) of the Company or prevent, delay or impede the performance by the Company of its obligations under this Agreement. No filing (other than a Form 8-K) with, and no permit, authorization, consent or approval of, any United States court or governmental agency or body or any other entity is necessary for the execution of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, except where the failure to make such filing or to obtain such permit, authorization, consent or approval would not prevent, delay or impede the performance by the Company of its obligations under this Agreement.

(d) Litigation. There is no action, suit, investigation, complaint or other proceeding pending against the Company or, to the knowledge of the Company, threatened against the Company or any other person or entity that restricts in any material respect or prohibits (or, if successful, would restrict or prohibit) the exercise by any party or beneficiary of its rights under this Agreement or the performance by any party of its obligations under this Agreement.

4. Representations and Warranties of the Bondholders. Each Bondholder hereby, severally and not jointly, represents and warrants to the Company as of the date hereof as follows:

(a) Due Organization. If other than a natural person, such Bondholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate, partnership or other power and authority to enter into this Agreement and to consummate the transactions contemplated by, and perform its respective obligations under, this Agreement.

(b) Due Authorization; Binding Agreement. Such Bondholder has full right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by such Bondholder and (assuming due authorization, execution and delivery by the Company) constitutes the valid and binding obligation of such Bondholder enforceable against such Bondholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(c) No Conflicts. None of the execution and delivery of this Agreement by such Bondholder, the consummation of the transactions contemplated hereby and compliance with the terms hereof by such Bondholder will conflict with, result in any breach or violation of, or default (or an event which, with notice or lapse of time, or both, would constitute a default) under such Bondholder’s certificate of incorporation, bylaws or other governing instruments, any material contractual obligation to which such Bondholder is a party or any provision of any law, order, rule or regulation applicable to such Bondholder, except for any such conflicts, violations, defaults or other occurrences

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that would not have a material adverse effect on the condition (financial or otherwise) of such Bondholder or prevent, delay or impede the performance by such Bondholder of its obligations under this Agreement. No trust of which such Bondholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. No filing with, and no permit, authorization, consent or approval of, any United States court or governmental agency or body or any other entity is necessary for the execution of this Agreement by such Bondholder and the consummation by such Bondholder of the transactions contemplated hereby, except where the failure to make such filing or to obtain such permit, authorization, consent or approval would not prevent, delay or impede the performance by such Bondholder of its obligations under this Agreement.

(d) Ownership of the Subject Notes. On the Record Date, such Bondholder was and on the date hereof, the Bondholder is, the beneficial owner of the aggregate principal amount of Notes set forth opposite its name on Annex A hereto (held through the DTC Participant listed on such Annex A). Such Bondholder does not own, beneficially or of record, any Notes of the Company or securities convertible or exchangeable for Notes of the Company other than as set forth on Annex A hereto. Such Bondholder has the sole right and power to vote and dispose of the Subject Notes, and none of such Subject Notes is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or transfer of any of the Subject Notes, except for this Agreement.

(e) Litigation. There is no action, suit, investigation, complaint or other proceeding pending against such Bondholder or, to the knowledge of such Bondholder, threatened against such Bondholder or any other person or entity that restricts in any material respect or prohibits (or, if successful, would restrict or prohibit) the exercise by any party or beneficiary of its rights under this Agreement or the performance by any party of its obligations under this Agreement.

(f) Information. Such Bondholder has reviewed, or has had the opportunity to review, with the assistance of professional and legal advisors of its choosing, sufficient information (including all documents filed or furnished to the Securities and Exchange Commission by the Company) and has had sufficient access to the Company necessary for such Bondholder to decide to grant its approval, ratification, confirmation and consent to the Proposed Amendments. Such Bondholder acknowledges that the financial statements of the Company are subject to the Restatement, and has granted its approval, ratification, confirmation and consent to the Proposed Amendments with full knowledge of the pending Restatement.

5. Revocation of Consents. The consent granted pursuant to Section 2 hereof shall become null and void and have no further effect if the Supplemental Indenture is not executed by the Company and delivered to the Trustee on the Effectiveness Date. Nothing in this Section 5 shall relieve any party of liability for breach of this Agreement.

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6. General Provisions.

(a) Effectiveness of this Agreement. The obligations of the Company pursuant to Section 1 hereof shall become effective on the date (the “ Effectiveness Date”) the Company receives (i) the consent to the Proposed Amendments of the holders of not less than a majority of the aggregate principal amount of outstanding Notes and (ii) the consent of the holders of not less than a majority of the aggregate principal amount of the Company’s outstanding 8 7/8% Senior Subordinated Notes due 2011 (the “2011 Notes”) to amendments to the indenture pursuant to which the 2011 Notes were issued substantially similar to the Proposed Amendments, and, in each case, on such date the holders of the Notes and the 2011 Notes shall no longer have the right to revoke such consent except in accordance with Section 5 hereof.

(b) Amendments, etc. No amendment, modification, termination, or waiver of any provision of this Agreement, and no consent to any departure by any of the Bondholders or the Company from any provision of this Agreement, shall be effective unless it shall be in writing and signed and delivered by all the Bondholders party hereto and the Company, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

(c) Disclosure. Each Bondholder hereby consents to public disclosure, including in a press release and a Form 8-K to be filed with the SEC, of the identity of such Bondholder, the aggregate principal amount of Notes that will be bound by this Agreement and the nature of its commitments, arrangements and understandings pursuant to this Agreement. Each Bondholder agrees that it shall not make any public announcement or public disclosure regarding this Agreement or the transactions contemplated herein (except to the extent required by applicable law or legal process) without the prior written consent of the Company.

(d) Confidentiality. The Company shall, and shall cause its affiliates to, keep the principal amount of Notes beneficially owned by each Bondholder party hereto strictly confidential; provided, however, that (i) the aggregate principal amount of Notes beneficially owned by the Bondholders party hereto may be disclosed and (ii) the principal amount of Notes beneficially owned by any Bondholder may only be disclosed (A) with the written consent of such Bondholder; (B) to affiliates, directors, officers, employees and agents of the Company, including legal counsel, the Trustee and other persons reasonably required in order to enter into the Supplemental Indenture, (C) to the extent required by law, including securities laws, or by subpoena or similar legal process, provided, if appropriate, that the non-disclosing parties have been given an opportunity to defend, limit or protect such disclosure, (D) in connection with any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder or (E) to the extent such terms (x) become publicly available other than as a result of a breach of this Section 6(d) or (y) become available to the disclosing party on a non-confidential basis from a source other than the non-disclosing parties.

(e) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Company at 1000 American Media Way, Boca Raton,

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Florida 33464, Attention: Chief Financial Officer, Telephone: (561) 997-7733, Facsimile: (561) 998-7492, with a copy to Ken Wallach at Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, Telephone (212) 455-2000, Facsimile: (212) 455-2502, and to each Bondholder at the address set forth under such Bondholder’s name in Annex A hereto (or at such other address for a party as shall be specified by like notice).

(f) Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

(g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(h) Entire Agreement. This Agreement embodies the entire agreement and understanding of the Bondholders and the Company, and supersedes all prior agreements or understandings, with respect to the subject matter of this Agreement. Notwithstanding the foregoing, capitalized terms used but not defined in this Agreement have the meanings assigned to such terms in the Indenture.

(i) Specific Performance; Enforcement. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore, each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity. The parties agree that they shall be entitled to enforce specifically the terms and provisions of this Agreement in the courts of the State of New York and any Federal court, sitting in the state of New York, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of New York or any New York state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a Federal court sitting in the state of New York or a New York state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

(j) Counterparts; Facsimile. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each of the parties and

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delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed by facsimile signatures of the parties hereto.

[Signature page follows]

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IN WITNESS WHEREOF, the Company and each Bondholder has caused this Agreement to be executed on its behalf as of the date first written above.

AMERICAN MEDIA OPERATIONS, INC.

By:	/s/ Michael Kahane
	Name:	Michael Kahane
	Title:	Executive Vice President, General Counsel & Secretary

Aegon USA

PEOPLES BENEFIT LIFE INSURANCE COMPANY

By:	/s/ James K. Schaeffer, Jr.
	Name:	James K. Schaeffer, Jr.
	Title:	Vice President

TRANSAMERICA LIFE INSURANCE COMPANY

By:	/s/ James K. Schaeffer, Jr.
	Name:	James K. Schaeffer, Jr.
	Title:	Vice President

Airlie Opportunity Capital Management LP

AIRLIE OPPORTUNITY MASTER FUND, LTD.

By:	AIRLIE OPPORTUNITY CAPITAL MANAGEMENT L.P., AS INVESTMENT ADVISORS

By:	/s/ Brendan Driscoll
	Name:	Brendan Driscoll
	Title:	Chief Financial Officer

WILSHIRE AIRLIE MASTER FUND SPC FOR AND ON BEHALF OF AIRLIE OPPORTUNITY SEGREGATED PORTFOLIO

By:	AIRLIE OPPORTUNITY CAPITAL MANAGEMENT, L.P., AS INVESTMENT ADVISORS

By:	/s/ Brendan Driscoll
	Name:	Brendan Driscoll
	Title:	Chief Financial Officer

AllianceBernstein

ACM GLOBAL INVESTMENT – US HIGH YIELD PORTFOLIO

By:	/s/ Gershon Distenfeld
	Name:	Gershon Distenfeld
	Title:	Vice President

ALLIANCE HIGH YIELD OPEN TRUST

By:	/s/ Gershon Distenfeld
	Name:	Gershon Distenfeld
	Title:	Vice President

ALLIANCEBERNSTEIN POOLING PORTFOLIOS – ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO

By:	/s/ Gershon Distenfeld
	Name:	Gershon Distenfeld
	Title:	Vice President

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND – HIGH YIELD PORTFOLIO

By:	/s/ Gershon Distenfeld
	Name:	Gershon Distenfeld
	Title:	Vice President

DAIMLERCHRYSLER PENSION TRUST E.V., as Investment Advisor

By:	/s/ Gershon Distenfeld
	Name:	Gershon Distenfeld
	Title:	Vice President

Capital Guardian Trust Company

CIF GLOBAL HIGH YIELD FUND

By:	/s/ Mark Brubaker
	Name:	Mark Brubaker
	Title:	Vice President

GLOBAL HIGH YIELD FIXED INCOME FUND

By:	/s/ Mark Brubaker
	Name:	Mark Brubaker
	Title:	Vice President

QUALCOMM, INC

By:	/s/ Mark Brubaker
	Name:	Mark Brubaker
	Title:	Vice President

ROBERT BOSCH GMBH

By:	/s/ Mark Brubaker
	Name:	Mark Brubaker
	Title:	Vice President

U.S. HIGH YIELD FIXED INCOME MASTER FUND

By:	/s/ Mark Brubaker
	Name:	Mark Brubaker
	Title:	Vice President

Capital International Limited

PFA PENSION

By:	/s/ Katie Lunday
	Name:	Katie Lunday
	Title:	Senior Vice President

Capital Research and Management Company

AMERICAN FUNDS INSURANCE SERIES - ASSET ALLOCATION FUND

By:	/s/ Abner Goldstine
	Name:	Abner Goldstine
	Title:	Senior Vice President

AMERICAN FUNDS INSURANCE SERIES – HIGH-INCOME BOND FUND

By:	/s/ Abner Goldstine
	Name:	Abner Goldstine
	Title:	Senior Vice President

AMERICAN HIGH INCOME TRUST

By:	/s/ Abner Goldstine
	Name:	Abner Goldstine
	Title:	Senior Vice President

CAPITAL WORLD BOND FUND, INC.

By:	/s/ Abner Goldstine
	Name:	Abner Goldstine
	Title:	Senior Vice President

THE BOND FUND OF AMERICA, INC.

By:	/s/ Abner Goldstine
	Name:	Abner Goldstine
	Title:	Senior Vice President

THE INCOME FUND OF AMERICA, INC.

By:	/s/ Abner Goldstine
	Name:	Abner Goldstine
	Title:	Senior Vice President

Chatham Asset High Yield Master Fund, Ltd.

CHATHAM ASSET HIGH YIELD MASTER FUND, LTD.

By:	Chatham Asset Management, LLC Investment Advisor

By:	/s/ Anthony Melchiorre
	Name:	Anthony Melchiorre
	Title:	Managing Member

Credit Suisse Securities (USA) LLC

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Teri La Barbera
	Name:	Teri La Barbera
	Title:	Vice President

Eaton Vance Management

BOSTON INCOME PORTFOLIO

By:	Eaton Vance Management, as investment advisors

By:	/s/ Michael Weilheimer
	Name:	Michael Weilheimer
	Title:	Vice President

CALIFORNIA CORRECTIONAL PEACE OFFICER’S

By:	Eaton Vance Management, as investment advisors

By:	/s/ Michael Weilheimer
	Name:	Michael Weilheimer
	Title:	Vice President

DIVERSIFIED INVESTORS HIGH YIELD BOND FUND

By:	Eaton Vance Management, as investment advisors

By:	/s/ Michael Weilheimer
	Name:	Michael Weilheimer
	Title:	Vice President

EATON VANCE FLOATING RATE INCOME TRUST

By:	Eaton Vance Management, as investment advisors

By:	/s/ Michael Weilheimer
	Name:	Michael Weilheimer
	Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND

By:	Eaton Vance Management, as investment advisors

By:	/s/ Michael Weilheimer
	Name:	Michael Weilheimer
	Title:	Vice President

EATON VANCE SENIOR FLOATING RATE TRUST

By:	Eaton Vance Management, as investment advisors

By:	/s/ Michael Weilheimer
	Name:	Michael Weilheimer
	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management, as investment advisors

By:	/s/ Michael Weilheimer
	Name:	Michael Weilheimer
	Title:	Vice President

HALLMARK CARDS MASTER TRUST

By:	Eaton Vance Management, as investment advisors

By:	/s/ Michael Weilheimer
	Name:	Michael Weilheimer
	Title:	Vice President

HIGH INCOME PORTFOLIO

By:	Eaton Vance Management, as investment advisors

By:	/s/ Michael Weilheimer
	Name:	Michael Weilheimer
	Title:	Vice President

RWDSU LOCAL 338 RETIREMENT

By:	Eaton Vance Management, as investment advisors

By:	/s/ Michael Weilheimer
	Name:	Michael Weilheimer
	Title:	Vice President

SOUTHEASTERN PENNSYLVANIA TRANSPORTATION AUTHORITY

By:	Eaton Vance Management, as investment advisors

By:	/s/ Michael Weilheimer
	Name:	Michael Weilheimer
	Title:	Vice President

VOLKSWAGEN OF AMERICA, INC. SALARIED EATON VANCE MANAGEMENT

By:	Eaton Vance Management, as investment advisors

By:	/s/ Michael Weilheimer
	Name:	Michael Weilheimer
	Title:	Vice President

Evergreen Investment Management Company

EVERGREEN INCOME ADVANTAGE FUND

By:	/s/ Raphael A. Leeman
	Name:	Raphael A. Leeman
	Title:	Senior Research Analyst

EVERGREEN MANAGED INCOME FUND

By:	/s/ Raphael A. Leeman
	Name:	Raphael A. Leeman
	Title:	Senior Research Analyst

EVERGREEN STRATEGIC INCOME FUND

By:	/s/ Raphael A. Leeman
	Name:	Raphael A. Leeman
	Title:	Senior Research Analyst

EVERGREEN VARIABLE ANNUITY STRATEGIC INCOME FUND

By:	/s/ Raphael A. Leeman
	Name:	Raphael A. Leeman
	Title:	Senior Research Analyst

SENTINEL CAPITAL MARKETS FUND

By:	/s/ Raphael A. Leeman
	Name:	Raphael A. Leeman
	Title:	Senior Research Analyst

JPMorgan Securities, Inc.

JPMORGAN SECURITIES, INC.

By:	/s/ Samuel Reid
	Name:	Samuel Reid
	Title:	Associate

Muzinich & Company, Inc.

AMERICAYIELD FUND

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Chief Financial Officer

DBX-HIGH YIELD 1 FUND (MUZINICH)

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Chief Financial Officer

EUROMOBILIARE INTERNATIONAL FUND HIGH YIELD

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Chief Financial Officer

HEDGEYIELD LTD.

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Chief Financial Officer

HPK US ZINS 1

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Chief Financial Officer

IMPERIAL CHEMICAL INDUSTRIES PENSION FUND

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Chief Financial Officer

LYXOR/MUZINICH HEDGEYIELD LIMITED

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Chief Financial Officer

P.A.R.A.D.I.S.O. TRUST S.A.

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Chief Financial Officer

PENATES A, LTD.

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Chief Financial Officer

SCANDINAVIAN TRUST S.A.

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Chief Financial Officer

SEB INVEST INSTITUTIONAL HIGH YIELD

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Chief Financial Officer

SEB INSTITUTIONAL HIGH-YIELD BONDS

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Chief Financial Officer

SKANDIA HIGH YIELD FUND

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Chief Financial Officer

TRANSATLANTICYIELD FUND

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Chief Financial Officer

Post Advisory Group, LLC

AXA PREMIER VIP HIGH YIELD BOND PORTFOLIO, A SERIES OF THE AXA PREMIER VIP TRUST

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

CMS ENERGY CORPORATION

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

IOWA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

IKANO FUND MANAGEMENT S.A.

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

LOS ANGELES COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

POST TOTAL RETURN MASTER FUND, L.P.

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

POST TRADITIONAL HIGH YIELD FUND, L.P.

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

PRINCIPAL GLOBAL INVESTORS FUNDS-HIGH YIELD

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

PRINCIPAL LIFE INSURANCE COMPANY BOND AND MORTGAGE SEPARATE ACCOUNT

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

QWEST OCCUPATIONAL HEALTH TRUST

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

QWEST PENSION TRUST

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

STATE OF NEW MEXICO EDUCATIONAL RETIREMENT BOARD

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

STICHTING PENSIOENFONDS VOOR DE METAAL EN TECHNIEK

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

VIRGINIA RETIREMENT SYSTEM

By:	Post Advisory Group, as Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

Regiment Capital Ltd.

REGIMENT CAPITAL LTD.

By:	Regiment Capital Management, LLC, as its Investment Advisor

By:	Regiment Capital Advisors, LP, its Manager and pursuant to delegated authority

By:	/s/ Timothy S. Peterson
	Name:	Timothy S. Peterson
	Title:	President

PRESIDENT & FELLOWS OF HARVARD COLLEGE.

By:	Regiment Capital Management, LLC, as its Investment Advisor

By:	Regiment Capital Advisors, LLC, its Manager and pursuant to delegated authority

By:	/s/ Timothy S. Peterson
	Name:	Timothy S. Peterson
	Title:	President